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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    Form 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 31,2006
                                                          -----------

                     Merrill Lynch Mortgage Investors, Inc.
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                (Exact name of registrant specified in Charter)





    Delaware                       333- 130545                 13-3416059
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 (State or other                  (Commission                (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
 incorporation)


              250 Vesey Street
     4 World Financial Center 10th Floor                         10080
             New York, New York
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(Address of principal executive offices)                        Zip Code


          Registrant's telephone, including area code:  (212) 449-0357

                                   No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01  Other Events.
        -------------

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333- 130545 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $954,066,100 in aggregate principal amount Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class B-1, Class B-2, Class B-3, Class B-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class R Certificates of its Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-RM2 on May 31, 2006.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 31, 2006, as supplemented by the Prospectus Supplement, dated May 26, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of May 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wilshire Credit Corporation, as servicer (the "Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class B-1, Class B-2, Class B-3, Class B-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $991,244,257 as of May 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.



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ITEM 9.01.  Financial Statements; Pro Forma Information and Exhibits.
            ---------------------------------------------------------

           (a)   Not applicable.



           (b)   Not applicable.



           (c)   Exhibits:



                4.1 Pooling and Servicing Agreement, dated as of May 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer, and LaSalle Bank National Association, as Trustee.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                   By: /s/ Matthew Whalen
                                      -------------------
                                   Name:   Matthew Whalen
                                   Title:  President


Date: June 15, 2006







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                                 EXHIBIT INDEX

Exhibit No.                     Description                          Page No.
-----------                     -----------                          --------

4.1 Pooling and Servicing Agreement, dated as of May 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer, and LaSalle Bank National Association, as Trustee.